Exhibit 10.1

Confidential treatment requested.

Confidential portions of this document have been redacted and have been separately filed with the Commission.

[Cadence logo]	SOFTWARE LICENSE AND MAINTENANCE AGREEMENT

Agreement No.:	07INPH0629
Date of Agreement:

This Software License and Maintenance Agreement (“Agreement”), entered into as of the date specified above, is by and between Cadence Design Systems, Inc., a Delaware corporation having a principal place of business at 2655 Seely Avenue, San Jose, California 95134-1937, USA (“Cadence”), and Inphi Corporation, having a place of business at 2393 Townsgate Road #101, Westlake Village, CA 91361 (“Customer”). Customer desires to obtain from Cadence, either directly or through an authorized Cadence reseller, rights to Use certain Licensed Materials on either a Subscription or 99-year License basis, as defined below. License Keys to the Licensed Materials may be purchased either from Cadence or an authorized Cadence reseller. Therefore, Cadence and Customer agree as follows:

1. DEFINITIONS

The following definitions apply herein:

(a) “Acquired Cadence Software” means Software acquired by Cadence after the commencement of the Term of Use in a Product Quotation as the result of an acquisition by Cadence of either a third party, or the technology of a third party.

(b) “Design Elements” means library elements, libraries, symbols, simulation or behavioral models, circuit and logic elements and any Updates thereto included with, and used in conjunction with Software.

(c) “Designated Equipment” means either: (i) a server identified by serial number, or host I.D. on which the Licensed Materials are stored, or (ii) a computer or workstation, as identified by its serial number, host I.D. number or ethernet address, to which the Licensed Materials are downloaded and Used only upon the issuance of a License Key. The Designated Equipment shall be of a manufacture, make and model, and have the configuration, capacity, (i.e., memory/disk), operating software version level and pre-requisite and co-requisite applications, prescribed in the documentation as necessary or desirable for the operation of the Software.

(d) “Documentation” means the user manuals and other written materials that describe the Software, its operation and matters related to its Use, which Cadence generally makes available to its commercial licensees for use with the Software and any Updated, improved or modified version(s) of such materials, whether provided in published written material, on magnetic media or communicated by electronic means.

(e) “Effective Date” means the date specified in each Product Quotation representing the commencement of the Term of Use for the Licensed Materials.

(f) “Initial Configuration” means the specific group of Licensed Materials listed in each Product Quotation that represents the Licensed Materials available for Use by the Customer on the Effective Date.

        (g) “License Key” means a physical or electronic activation key provided to a Customer that authorizes: (i) the Licensed Materials, including version number and quantity that is licensed to a Customer; (ii) the Designated Equipment; and (iii) the codes that Customer must input to access the Licensed Materials on the Designated Equipment.

(h) “Licensed Materials” means the specific group of Software, Design Elements and the associated Documentation licensed to Customer. Unless otherwise specified in the Product Quotation, Licensed Materials excludes New Technology, Upgrades and Acquired Cadence Software.

(i) “Maintenance Service(s)” shall mean the services which Cadence makes available to Customer related to the Licensed Materials as is more particularly described in Section 9 (Technical Support) herein.

(j) “New Technology or Upgrade” means any enhancement(s) or addition(s) to Software (other than an Update) which Cadence does not make available to its commercial customers as a part of the standard Maintenance Service offering, but rather is only provided subject to payment of a separate fee. Neither New Technology, Acquired Cadence Software nor Upgrades are covered by, and will not be provided in consideration of the Fees already paid by Customer unless otherwise specified in a Product Quotation.

(k) “Product Quotation” means a written quotation from Cadence (or one of its affiliates) to Customer identifying the Licensed Materials, Initial Configuration, quantity, charges, Term of Use and other information relevant to a specific transaction which Cadence is quoting to Customer. Each Product Quotation will be included as an attachment to this Agreement and incorporated herein by reference.

(l) “Remix” means the exchange of Licensed Materials for other or additional Licensed Materials subject to the limitations set forth in the applicable Product Quotation.

(m) “Software” means any applications programming code or executable computer program(s), and any Updates thereto.

(n) “Subscription” means the license of Software for a fixed period of time that is less than 99 years in which the Fee for Maintenance Services is included within the Fee quoted for the entire Term of Use.

        (o) “Term of Use” means that period of time Customer has Use of the Licensed Materials as specified in each Product Quotation.

(p) “Then Current Configuration” means the specific group of Licensed Materials being Used by Customer after Remix.

(q) “Update” means a Software modification released by Cadence on a general, regularly scheduled basis as a standard Maintenance Service offering to its other commercial customers. Updated may include revisions to the Documentation. Updates do not include any Acquired Cadence Software, Upgrades or New Technology.

(r) “Use” means copying all or any portion of Software, Design Elements and/or License Key into the Designated Equipment or transmitting it to the Designated Equipment for; (i) executing or processing instructions contained in the Software, (ii) using, executing or modifying any of the Design Elements, or (iii) loading data into or displaying, viewing or extracting output results from or otherwise operating any portion of the Software or Design Elements, solely for the purpose of Customer’s internal design and manufacture of electronic circuits and systems.

(s) “99-year License” means the license of Software for a period of 99 years in which the Licensee Fees are quoted separately from Maintenance Fees and in which Maintenance Services are not automatically included during the Term of Use, except for the first year.

2. SCOPE AND BACKGROUND

Under this Agreement Customer can: (i) acquire licenses for a specific number of Licensed Materials and related Documentation on either a Subscription or 99-year License basis, and (ii) obtain Maintenance Services for the Licensed Materials pursuant to the provisions of this Agreement. For Software licensed on a Subscription basis, Customer shall be permitted to Use the Software on a wide area network (“WAN”) basis as described in the applicable Product Quotation. For any Software acquired by Customer through an authorized Cadence reseller the following provisions of this Agreement shall not apply: 4, 6, 13.3(b) and 13.3(c). While Cadence shall remain the “licensor” for purposes of the grant of the licenses and other rights hereunder, and Customer shall remain the “licensee” for purposes of the obligations contained herein, Customer shall contract directly with the reseller for the purchase of License Keys and any Maintenance Services on Software provided by such authorized Cadence reseller.

3. LICENSE GRANT

        (a) Grant: Subject to Customer’s timely payment of the Fees as set forth in Section 4 and subject to the limitations set forth in Sections 3(b) and 3(c), Cadence, either directly or by and through one of its affiliates, hereby grants Customer, for the Term of Use as specified in each Product Quotation, a non-transferable, non-exclusive, license to: (i) Use the quantity of Licensed Materials identified in the applicable Product Quotation on the Designated Equipment as established by the number of License Keys issued for the Licensed Materials; and (ii) Use the Documentation as is reasonably necessary for Customer’s licensed Use of the Licensed Materials. All rights not expressly granted to Customer pursuant to this Agreement are reserved by Cadence.

(b) Limitations: All rights, title and interest in the Licensed Materials shall remain the exclusive property of Cadence and/or its licensors. The Licensed Materials are the confidential and proprietary property of Cadence or third parties from whom Cadence has obtained the appropriate rights. Customer shall not Use or copy the Licensed Materials except as expressly permitted herein. Customer may only Use those Licensed Materials specified in the applicable Product Quotation. Customer shall not modify, disassemble, decompile or reverse translate or create derivative works from the Licensed Materials or otherwise attempt to derive the source code, or let any third party do so. No right or license is granted or implied under any of Cadence, or its licensors’, patents, copyrights, trademarks, trade names, service marks or other intellectual property rights to Use the Licensed Materials or to authorize others to Use the Licensed Materials beyond the rights and restrictions set forth in this Agreement. By the way of example and not limitation, Customer shall neither use the Software or Design Elements or output of any Software or Design Elements for benchmarking purposes (which means any form of competitive analysis of the Licensed Materials versus competitive tool products), nor permit any third party to do so. Customer shall not remove or alter any of Cadence’s or its licensors’ restrictive or ownership legends appearing on or in the Licensed Materials and shall reproduce such legends on all copies permitted to be made. Customer may periodically Remix the Initial Configuration or the Then Current Configuration only if specified in the Product Quotation and subject to the limitations set forth in the Product Quotation. Upon request by Cadence, Customer shall execute a Certificate of Discontinued Use upon the completion of each Remix for those Licensed Materials that are exchanged or terminated in the Remix.

(c) Restrictions: Customer shall not let the Licensed Materials be accessed or used by third parties or anyone other than Customer’s employees whose duties require such access or use. Notwithstanding the foregoing, Customer’s authorized consultants and subcontractors (excluding any direct competitors of Cadence) may Use the Licensed Materials on the Designated Equipment at a Customer facility only, where such Use is incidental to their performing services on Customer’s behalf. Such Use by authorized consultants and subcontractors must be consistent with the license granted to Customer hereunder and Customer must first require such authorized consultants and subcontractors to sign written agreements obligating them to observe the same restrictions concerning the Licensed Materials as are contained in this Agreement. In connection with activities under this Agreement, Customer may provide to Cadence suggestions, descriptions, data feedback and other information, either orally or in writing (collectively, “Feedback”) concerning the Licensed Materials. Customer hereby grants to Cadence and its affiliates, a non-exclusive, perpetual, irrevocable, royalty-free, worldwide right and license to make, use, sell, reproduce, modify, sublicense, disclose, distribute and otherwise exploit any such Feedback. In addition, Cadence shall be the sole owner of any modifications, additions or other changes made to the Licensed Materials based upon such Feedback. The Licensed Materials may contain certain software applications and portions of applications which are provided to Customer under terms and conditions which are different from this Agreement (such as open source or community source), or which require Cadence to provide Customer with certain notices and/or information (“Excluded Code”). Cadence will identify such Excluded Code in a text file or about box or in a file or files referenced thereby (and shall include any associated license agreement, notices and other related information therein), or the Excluded Code will contain or be accompanied by its own license agreement. Customer’s Use of the Excluded Code will be subject to the terms and conditions of such other license agreement solely to the extent such terms and conditions are inconsistent with the terms and conditions of this Agreement or are required by such other license agreement. By using or not uninstalling such Excluded Code after the initial installation of the Excluded Code Customer acknowledges and agrees to all such license agreements, notices and information.

(d) Records; Audit. Customer shall keep full, clear and accurate records to confirm its authorized Use of the Licensed Materials hereunder, including but not limited to ensuring that Customer has not exceeded the number of authorized copies of Licensed Materials and other obligations hereunder. Cadence shall have the right to audit such records during regular business hours to confirm Customer’s compliance with its obligations hereunder. Customer shall promptly correct any deficiencies discovered by such audit including payment to Cadence of the amount of any shortfall in Fees uncovered by such audit plus interest at the rate set forth in Section 4(a) below. If the audit uncovers any shortfall in payment of more than five percent (5%) for any quarter, then Customer shall also promptly pay to Cadence the costs and expenses of such audit, including fees of auditors and other professionals incurred by Cadence in connection with such audit.

4. FEES; TAXES

(a) Fees and Payment: Customer shall pay Cadence the license fees (“License Fees”) and maintenance service fees (“Maintenance Service Fees”) (collectively, the “Fees”). Such Fees shall be remitted so that they are received by Cadence by the dates and in the amounts set forth in the Product Quotation and, except as expressly provided herein, are non-refundable. In addition, Customer’s obligation to remit License Fee payments to Cadence in accordance with the payment schedule set forth in the Product Quotation shall be absolute, unconditional, noncancelleable and nonrefundable, and shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason, including, but not limited to, any claims that Cadence failed to perform under this Agreement or termination of this Agreement. Past due amounts shall be subject to a monthly service charge of one and one-half percent (1 1/2%) per month of the unpaid balance or the maximum rate allowable by law. In addition to all other sums payable hereunder, Customer shall pay all reasonable out-of-pocket expenses incurred by Cadence, including fees and disbursements of counsel, in connection with collection and other enforcement proceedings resulting therefrom or in connection therewith.

(b) Taxes: All Fees are net. Customer will pay or reimburse all taxes, duties and assessments, if any due, based on or measured by amounts payable to Cadence in any transaction between Customer and Cadence under this Agreement (excluding taxes based on Cadence’s net income) together with any interest or penalties assessed thereon, or furnish Cadence with evidence acceptable to the taxing authority to sustain an exemption therefrom (collectively, “Taxes”).

5. TERM AND TERMINATION

(a) Term: This Agreement is entered into as of the date specified on the initial page and shall continue unless terminated as provided in Section 5(c) (“Term”). The Term of Use for Licensed Materials shall continue unless the applicable Product Quotation is terminated as provided in Section 5(b). For Software licensed on a 99-year basis, Maintenance Services are only provided for the initial year. Maintenance Services are thereafter renewable by Customer for additional periods upon issuance of a Product Quotation by Cadence and payment by Customer of the Maintenance Services Fees.

(b) Termination of Product Quotation: Any Product Quotation hereunder may be terminated by Cadence: (i) if Customer fails to pay when due all or any portion of any amounts payable under such Product Quotation, and such failure is not cured within ten (10) days after written notice; or (ii) in the event of a breach by Customer of any other material provision of the Product Quotation where Customer fails to correct such breach within thirty (30) days of its receipt of written notice thereof. In addition, in the event Customer fails to pay any Fees due under a Product Quotation, Cadence may delay delivery of any License Key until Customer pays such past due amounts.

(c) Termination of Agreement: This Agreement may be terminated by Cadence immediately if; (i) Customer breaches any provisions of Section 3 herein, or (ii) Customer becomes insolvent or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for Customer or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Customer; or (iii) if Customer breaches any other material provision of this Agreement and fails to correct such breach within thirty (30) days of its receipt of written notice thereof; or (iv) if an “Event of Default” (as defined in the Installment Payment Agreement “IPA”) occurs and is continuing under any IPA in favor of Cadence or Cadence Credit (if Customer enters into such an IPA in order to finance the

License Fees). Termination of this Agreement shall immediately terminate any Product Quotations then in effect.

(d) Effect of Termination: Expiration or termination of a Product Quotation or the Agreement as specified in Sections 5(b) or 5(c) above, shall simultaneously terminate all Customer’s rights for licenses and Cadence’s obligations with respect thereto. Within thirty (30) days after such expiration or termination, Customer shall: (i) furnish Cadence written notice certifying that the original and all copies, including partial copies, of the Licensed Materials furnished by Cadence under this Agreement or made by Customer as permitted by this Agreement, have either been returned to Cadence or destroyed and no copies or portions thereof remain in the possession of Customer, its employees or agents; and (ii) make prompt payment in full to Cadence for all amounts then due plus the present value (discounted at the lesser of; (a) the then current one year U.S. Treasury Bill Rate and, (b) the one year U.S. Treasury Bill Rate as of the Effective Date) of the unpaid balance of the License Fees as set forth in the Product Quotation, together with any applicable Taxes. Sections 3(c), 4, 5(d), 11(b), 12, 13.6, 13.7 and 13.8 shall survive expiration or termination of this Agreement.

6. ORDERING

If required by Customer, Customer shall order Licensed Materials and Maintenance Services using its standard purchase order forms. All Customers orders shall: (i) conform to and cite this Agreement; and (ii) describe the Licensed Materials and/or Maintenance Services ordered (by Cadence’s product numbers and nomenclature), and (iii) identify the quantity, price, ship and bill to addresses and (iv) include such other data as Cadence may reasonably require. This Agreement shall govern all Customer purchase orders accepted by Cadence during the Term and within the scope of this Agreement. Any terms and conditions contained or incorporated by reference in purchase orders, acknowledgements, invoices, confirmations or other business forms of either party which add to or differ from the terms and conditions of this Agreement or the attachments made a part hereof shall be of no force or effect whatsoever concerning the subject matter of this Agreement, and either party’s failure to object thereto shall not be deemed a waiver of such party’s rights hereunder. Cadence has the right to discontinue the sale of licenses of the Licensed Materials at any time. Discontinued Licensed Materials, or Licensed Materials for which Maintenance Services are no longer available, may no longer be Remixed by Customer or acquired during the Term of Use under a Product Quotation.

7. SHIPMENT

        Upon execution of this Agreement and acceptance of an order by Cadence or an authorized Cadence reseller, all Cadence Software is available fore download by Customer from Cadence, provided however Customer shall only Use Cadence Software for which a License Key has been purchased from either Cadence or an authorized Cadence reseller. Delivery of any tangible media requested by Customer hereunder shall be made F.O.B. point of shipment. Customer shall pay all shipping charges, including insurance. Risk of loss shall pass to Customer upon delivery to carrier.

8. COPIES AND TRANSFER

(a) Copies: Customer may make a reasonable number of copies of Software for either of the following purposes only: (i) archival purposes; or (ii) for Use as a back-up when the Software is not operational. Customer may make a reasonable number of copies of Design Elements in connection with its authorized Use of such Design Elements. All legends, trademarks, trade names, copyright legends and other identifications must be copied when copying the Licensed Materials. Documentation may not be copied except for a reasonable number of printed copies from the Documentation provided by Cadence.

(b) Relocation: The Licensed Materials may only be moved from the Designated Equipment with Cadence’s prior written consent. Customer will immediately return Cadence’s Rehost Certificate when the Licensed Materials are moved. Customer shall completely remove the Licensed Materials from the previous Designated Equipment.

9. TECHNICAL SUPPORT

Subject to the terms and conditions of this Agreement, and Customer’s timely payment of applicable Fees, Cadence agrees to use commercially reasonable efforts to perform, or have provided, during the Term of Use specified in a Product Quotation, the following technical assistance with respect to the Licensed Materials:

(a)	Maintenance Services:

(1) Technical Support: Cadence will make technical assistance available to Customer through Cadence Customer Support between 8:00 a.m. and 5:00 p.m., local time (the “Prime Shift”), Monday through Friday excluding Cadence’s holidays.

(2) Issue Resolution Assistance: Cadence will acknowledge receipt of Customer’s service request (a “SR”) within four (4) Prime Shift hours. Customer’s SR shall include a detailed description of the nature of the issue, the conditions under which it occurs and other relevant data sufficient to enable Cadence to reproduce a reported error in order to verify its existence and diagnose its cause. Upon completion of diagnosis Cadence will provide Customer appropriate assistance in accordance with Cadence’s standard commercial practices, including furnishing Customer with an avoidance procedure, bypass, work-around, patch or hot-fix (i.e., a Customer specific release for a production stopping problem with no work-around) to correct or alleviate the condition reported.

(3) Update(s): Cadence will provide Customer Update(s) for the Licensed Materials. Cadence will also provide instructions and/or Documentation that Cadence considers reasonably necessary to assist in a smooth transition for Use of an Update.

(4) Communication: Cadence will provide Customer: (i) access to Cadence’s SourceLink™ online Customer support service; and, (ii) such newsletters and other publications, as Cadence routinely provides or makes accessible to all Maintenance Service customers to furnish information on topics such as Software advisories, known problem and solution summaries, product release notes, application notes, product descriptions, removal of an item from a product line, training class descriptions and schedules, bulletins about user group activity and the like.

(5) Versions Support: Customer acknowledges that, subject to Cadence’s End Sale/End Support Process, Cadence will maintain only the most current version of the Licensed Materials. Cadence shall also maintain the last prior version of the Licensed Materials until the earlier of six (6) months from the release of each new version release, or termination of this Agreement.

(b)	Customer’s Responsibilities:

Customer shall:

(1) Notification: Notify Cadence promptly through Cadence’s electronic problem reporting software available via SourceLink. If Customer does not receive Cadence’s acknowledgment of its receipt of such report within four (4) PrimeShift hours, Customer shall promptly re-transmit such report.

(2) Access: If requested by Cadence, allow Cadence access to the Designated Equipment and communication facilities during the Prime Shift and subject to Customer’s security and safety procedures and provide Cadence reasonable work space and other normal and customary facilities.

(3) Assistance: Provide Cadence with reasonable assistance as requested if Maintenance Services are performed on site at customer’s facility and ensure that a Customer employee is present.

(4) Test Time: Provide sufficient support and test time on Customer’s Designated Equipment to allow Cadence to duplicate an error and verify if it is due to Licensed Materials, and when corrections are complete, acknowledge that the error has been resolved.

(5) Standard of Care: Provide the same standard of care for the Licensed Materials that Customer applies to its own products or data or like value to its business and return any defective Licensed Materials or attest in writing to the destruction of same as directed by Cadence.

(6) Support: Promptly inform Cadence in writing if Customer develops interfaces to the Licensed Material, and provide such information as Cadence determines necessary to properly maintain the Licensed Material.

(7) Data Necessary: Provide data sufficient to enable Cadence to replicate a reported error on its own computers as the CRC.

(c) Excluded Services: Maintenance Services required in connection with or resulting from the following are excluded from this Agreement:

(1) abuse, misuse, accident or neglect; or, repairs, alterations, and/or modifications which are not permitted under this Agreement and which are performed by other than Cadence or its agents; or

(2) the relocation of Licensed Materials from one unit of Designated Equipment to another or from the Customer location; or making changes due to Customer’s decision to reconfigure the Licensed Material or the system or network upon which it is installed; or

(3) maintenance, malfunction, modification of the Designated Equipment or its operating system; or

(4) Use of the Licensed Material on a hardware platform other than the Designated Equipment; or use of other than the most current or last prior release of the Licensed Material as specified in Section 9(a)(5); or

(5) Customer’s failure to maintain configuration environment (i.e., memory disk capacity, operating system revision level, prerequisite or co-requisite items, etc.) specified in the Documentation or to supply adequate backups.

(d) Additional Services: If Cadence agrees to perform services requested by Customer which are not included as part of this Agreement, such services shall be billed to Customer at prices and terms to be agreed by the parties.

10. PROPRIETARY RIGHTS INDEMNITY

Cadence will defend at its own expense, or its option reimburse Customer for reasonable costs of defense, in connection with any legal action brought against Customer to the extent that it is based on a claim or allegation that any Software infringes a U.S. patent or copyright of any third party, and Cadence will pay any costs and damages finally awarded against Customer in any such action that are attributable to any such claim or incurred by Customer through settlement thereof, but shall not be responsible for any compromise made or expense incurred without its consent. However, such defense and payments are subject to the condition that Customer gives Cadence prompt written notice of such claim, allows Cadence to direct the defense and settlement of the claim, and cooperates with Cadence as necessary for defense and settlement of the claim. Should any Licensed Materials, or the operation thereof, become or in Cadence’s opinion be likely to become, the subject of such claim, Cadence may, at Cadence’s option and expense, procure for Customer the right to continue using the Licensed Materials, replace or modify the Licensed Materials so that they become non-infringing, or terminate the license granted hereunder for such Licensed Materials and refund to Customer the Fees (less a reasonable charge for the period during which Customer has had availability of such Licensed Materials for Use and of the Maintenance Services). Cadence will have no liability for any infringement claim to the extent it; (i) is based on modification of Licensed Materials other than by Cadence, with or without authorization; or (ii) results from failure of Customer to Use and Updated version of the Licensed Materials; or (iii) is based on the combination or Use of a Licensed Materials with any other software, program or device not provided by Cadence if such infringement would not have arisen but for such use or combination; or (iv) results from compliance by Cadence with designs, plans or specifications furnished by Customer, or (v) is based on any products, devices, software or applications designed or developed through Use of the Licensed Materials. THE FOREGOING STATES CADENCE’S ENTIRE LIABILITY AND CUSTOMER’S EXCLUSIVE REMEDY FOR PROPRIETARY RIGHTS INFRINGEMENTS.

11. LIMITED WARRANTY

(a) Cadence warrants for thirty (30) days after shipment that the recording media by which the Licensed Materials are furnished is free of manufacturing defects and shipping damage if the media has been properly installed on the Designated Equipment. Cadence does not warrant that Licensed Materials will meet Customer’s requirements or that Use of the Licensed Materials will be uninterrupted or error free. As Customer’s exclusive remedy and Cadence’s entire liability for breach of the warranty herein, Cadence will provide a replacement magnetic media containing the Licensed Materials ordered by Customer.

(b) EXCEPT AS PROVIDED ABOVE CADENCE MAKES NO WARRANTIES TO CUSTOMER WITH RESPECT TO THE LICENSED MATERIALS OR ANY SERVICE, ADVICE, OR ASSISTANCE FURNISHED HEREUNDER, AND NO WARRANTIES OF ANY KIND, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR ARISING FROM COURSE OF DEALING OR USAGE IN TRADE SHALL APPLY.

12. LIMITATION OF LIABILITY

Cadence’s cumulative liability to Customer for all claims of any kind resulting from Cadence’s performance or breach of this Agreement or the Licensed Materials or Maintenance Services furnished hereunder shall not exceed, to the extent collected by Cadence, the Fees actually received by Cadence from Customer under a Product Quotation for the Licensed Materials or Maintenance Services which are the subject of such claim, regardless of whether Cadence has been advised of the possibility of such damages or whether any remedy set forth herein fails of its essential purpose or otherwise. CADENCE SHALL NOT BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTES, LOSS OF PROFITS, INTERRUPTION OF BUSINESS, OR FOR ANY OTHER SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

13. GENERAL PROVISIONS

13.1	NOTICES

        Notices to Customer shall be sent to the address on the initial page and to Cadence at 2655 Seely Avenue, San Jose,

California 95134 USA, Attn: Legal Department or such new address as a party specifies to the other in writing.

13.2	EXPORT

The Licensed Materials may not be exported without the prior written consent of Cadence. The Licensed Materials and all related technical information or materials are subject to export controls and (are or may be) licenseable under the U.S. Government export regulations. Customer will not export, re-export, divert, transfer or disclose, directly or indirectly the Licensed Materials and any related technical information or materials without complying strictly with all legal requirements including without limitation obtaining the prior approval of the U.S. Department of Commerce and, if necessary, other agencies or departments of the U.S. Government. Licensee will execute and deliver to Cadence such “Letters of Assurance” as may be required under applicable export regulations. Customer shall indemnify Cadence against any loss related to Customer’s failure to conform to these requirements.

13.3	ASSIGNMENT

(a) No Assignment: Customer may not delegate, assign or transfer this Agreement, or any of its rights and obligations under this Agreement, and any attempt to do so shall be void. Customer agrees that this Agreement binds Customer and each of its affiliates and the employees, agents, representatives and persons associated with any of them. Without limitation of the foregoing, an assignment, delegation or transfer shall include, but not be limited to a sale of substantially all of the assets of Customer, a merger, a re-organization, or change in control of fifty percent (50%) or more of the equity of Customer (a “Change in Control”). No transfer, delegation or assignment (including, without limitation, an assignment by operation of law) of this Agreement may be made without the prior written consent of Cadence. Such prior written consent by Cadence may be withheld at Cadence’s sole discretion. As used in this Agreement, assignment shall not include, and no consent shall be required, (1) if Customer raises additional capital through sale of equity (either privately or through a public offering) or debt instruments, provided that the additional equity issued does not result in a Change in Control, (2) if Customer changes its state of incorporation, or (3) if Customer reorganizes its corporate structure without a change in its equity structure.

(b) Assignment of License Fees: Cadence may sell or assign the Licensee Fees owing under this Agreement to third-parties (“Assignee”). Upon written notice to Customer that the right to the Licensee Fees hereunder has been assigned, in whole or in part, Customer shall, if requested, pay all assigned amounts directly to Assignee. Customer waives and agrees it will not assert against Assignee any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense it may have against Cadence for any reason, including, but not limited to, any claims that Cadence failed to perform under this Agreement or termination of this Agreement. Customer waives all rights to make any claim against Assignee for any loss or damage to the Licensed Materials or breach of any warranty, express or implied, as to any matter whatsoever, including but not limited to the Licensed Materials and service performance, functionality, features, merchantability or fitness for a particular purposes, or any indirect, incidental or consequential damages or loss of business.

(c) Obligations: In the event Cadence assigns the Fees due hereunder, Customer shall pay Assignee all Licensee Fees due and payable under this Agreement, but shall pursue any claims under this Agreement against Cadence. Except as provided in Section 5, neither Cadence nor its Assignees will interfere with Customer’s quiet enjoyment or Use of the Licensed Materials in accordance with this Agreement’s terms and conditions. Notwithstanding any assignment of the Fees by Cadence, Cadence shall remain obligated to perform all of its obligations under this Agreement.

13.4	U.S. GOVERNMENT CONTRACT PROVISIONS

This Agreement is for Customer’s temporary acquisition of Licensed Materials for its internal Use. No Government procurement regulation or contract clauses or provision shall be deemed a part of any transaction between the parties under this Agreement unless its inclusion is required by law, or mutually agreed upon in writing by the parties in connection with a specific transaction. Customer acknowledges that Cadence represents that the Licensed Materials and Documentation consist of “commercial computer software” and “commercial computer software documentation” as such terms are defined in 48 C.F.R. 252.227-7014(a)(1) (JUN 1995) and such Licensed Materials are “commercial computer software” and “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212 (OCT 1995); that such Licensed Materials and Documentation constitute trade secrets of Cadence for all purposes of the Freedom on Information Act an dif provided to the Government for; (i) acquisition by or on behalf of civilian agencies, are provided in accordance with the policy set forth in 48 C.F.R. 12.212; or (ii) acquisition by or on behalf of units of the Department of Defense, in accordance with the policies set forth in 48 C.F.R. 227.7202-1 (JUN 1995) and 227.7202-3 (JUN 1995).

13.5	FORCE MAJEURE

Except for Customer’s payment obligations pursuant to Section 4, neither party shall be liable to the other party for delay in performing its obligations, or failure to perform any such obligations under this Agreement, if the delay or failure results from circumstances beyond the reasonable control of the party, including but not limited to, any acts of God, governmental act, fire, explosion, accident, war, armed conflict or civil commotion.

13.6	WAIVER and SEVERABILITY

Failure by either party to enforce at any time any provision of this Agreement, or to exercise any election of options provide herein, shall not constitute a waiver of such provision or option, nor affect the validity of this Agreement or any part thereof, or the right of the waiving party to thereafter enforce each and every such provisions. If any provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

13.7	GOVERNING LAW

The procedural and substantive laws of the State of California, U.S.A., without regard to its conflicts of laws principles, will govern this Agreement. Any action brought to enforce this Agreement or its terms shall be brought within the state or federal courts of Santa Clara County, California. The parties agree that the United Nations Conventions on Contracts for the International Sale of Goods (1980) is specifically excluded from and shall not apply to this Agreement.

13.8	ENTIRE AGREEMENT

This Agreement and the attachments hereto are the complete and exclusive statement of the agreement between the parties and supersede all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. Only a written instrument duly executed by authorized representatives of Cadence and Customer may modify this Agreement.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENTERED INTO THIS AGREEMENT AS OF THE DATE OF AGREEMENT SET FORTH ABOVE.

CUSTOMER		CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Tim D. Semones	By:	/s/ Michael J. Williams

Name:	Tim D. Semones	Name:	Michael J. Williams

Title:	CFO	Title:	VP and Associate General Counsel

Date:	6/29/07	Date:	6/29/07

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

REDACTED MATERIAL IS MARKED WITH ASTERISKS (“***”).

PRODUCT QUOTATION

eDAcard

Attachment A to the Software License and Maintenance Agreement

SLMA-07INPH0629 (“Agreement”)

eDAcard Platinum number:	TDB
Quotation Number:	IJR062007
Quotation Expiration Date:	29-Jun-07

Inphi Corporation (“CUSTOMER”) Tim Semones 2393 Townsgate Road, Suite 101 Westlake Village, CA 91361	CADENCE DESIGN SYSTEMS, INC. 2655 Seely Avenue San Jose, California 95134

Attachment Effective Date: 29-Jun-07 Attachment Expiry Date: ***

eDA PLATINUM card
eDAcard Activation Period
Activation Period Effective Date:	29-Jun-07
Activation Period Expiry Date:	***
Termination Date:	***
eDAcard Balance:		$7,000,000
eDAcard Site(s):
Distribution of eDAcard Balance:
The following authorized users & specific site(s) will be issued eDAcard(s) as indicated below
Ed Miller – Westlake Village, CA 91361 $7,000,000 emiller@inphi-corp.com
eDAcard WAN Premium: ***% LOCAL; ***% REGION; ***% MULTI-REGION
eDAcard Platinum Discount Rate: ***%
Note: All other Licensed Materials not listed in Addendum A may be drawn down as their respective list price less ***% discount.
eDAcard Platinum number: TBD
eDAcard Fees		$7,000,000

Payment Terms	Total
Total Fees Due	$7,000,000

Payment Schedule

Payment	Invoice Date	Due Date	Total Amount
1	***	***	$	*	**
2	***	***	$	*	**
3	***	***	$	*	**
4	***	***	$	*	**
5	***	***	$	*	**
6	***	***	$	*	**
7	***	***	$	*	**
8	***	***	$	*	**
9	***	***	$	*	**
10	***	***	$	*	**
11	***	***	$	*	**
12	***	***	$	*	**
13	***	***	$	*	**
14	***	***	$	*	**
15	***	***	$	*	**
16	***	***	$	*	**
Total [USD]				$7,000,000

The parties hereby agree to the foregoing terms and conditions in addition to the terms and conditions attached hereto which are hereby incorporated by reference.	Inphi Corporation Initials	TDS

Product quotation

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

REDACTED MATERIAL IS MARKED WITH ASTERISKS (“***”).

Product Quotation

Terms and Conditions

For Floating Pool

eDAcard License Model

Customer and Cadence entered into a Fixed Term License Agreement (Agreement No. FTLA-00TCOM1218) on or about December 18, 2000 (“FTLA”) Customer and Cadence have also entered into the following Product Quotations: Product Quotation Attachment G effective August 31, 2005 (“Attachment G”), Product Quotation Attachment H effective September 26, 2006 (“Attachment H”), and Product Quotation Attachment J effective September 30, 2006 (“Attachment J”). The parties are entering into a new Software License and Maintenance Agreement (Agreement No. SLMA-07INPH0629) of even date herewith (“Agreement”), which will supersede the FTLA. Upon the Effective date of this Product Quotation Attachment (“Attachment”), the FLTA and Attachments G, H, J and all rights, duties and obligations thereunder (except those provisions that survive termination on their own terms, if any, will automatically terminate). Customer understands and agrees that its right to Use any Licensed Programs (as defined in the FLTA) licensed under Attachments G, & J shall immediately terminate upon the effective date of this Attachment, except that Customer shall have a reasonable period of time, not to exceed thirty (30) days, to transition from the license keys issued under Product Quotation Attachments G, & J to the license key issued under this Attachment. Customer understands and agrees that upon execution of this Attachment, the rights and obligations of the parties under Attachment H shall immediately terminate except for; (i) License Keys for Licensed Programs which have not yet expired the Use of which shall continue to be governed by the FTLA, and (ii) those provisions that survive termination on their own terms, if any. Customer understands and agrees that its right to select and Use any additional licensed Programs licensed under Attachment H is immediately terminated. Upon execution of this Attachment Customer shall make payment of $*** to Cadence in connection with termination of Attachments G, H, and J.

This Product Quotation Attachment (“Attachment”) contains the terms and conditions for Customer’s Use of Licensed Materials based upon Cadence’s eDAcard Platinum license model. This Attachment is a Product Quotation as defined in the Software License and Maintenance Agreement (“Agreement”) between the parties hereto.

A.	eDAcard LICENSING MODEL

1.

Availability of Licensed Materials: Cadence’s eDAcard licensing model establishes a mechanism whereby Customer may access, select and Use Licensed Materials through Cadence’s web site (“eDAcard Web Site”) during the eDAcard activation period. The activation period is defined as beginning on the Activation Period Effective Date and ending on the Activation Period Expiry Date (“eDAcard Activation Period”) as set forth on page 1 of this Attachment. Use of the Licensed Materials will be pursuant to the terms and conditions of the Agreement and this Attachment. A list of the available Licensed Materials can be viewed in the eDAcard Web Site. Licenses for the Licensed Materials, which includes Maintenance Services, can be selected for a pre-determined duration (i.e. weekly, monthly, quarterly, yearly or any combination thereof) (“Term of Use”). In no event, however, shall the Term of Use for any Licensed Materials licensed during the eDAcard Activation Period extend beyond the Attachment Expiry Date.

2.	Licensed Materials: Under this Attachment Customer shall only use Licensed Materials available through the eDAcard Web Site.

3.

Accessibility of Licensed Materials: Within the later of five (5) days after: (i) the Activation Period Effective Date or (ii) execution of this Attachment by Cadence, Cadence shall forward Customer an eDAcard number (“eDAcard number”) to those Customer employees who will be allowed to access the eDAcard Web Site (“Authorized Users”). Upon account activation, the Authorized Users will be issued individual login names and passwords (“Authorized User ID”) to be used in conjunction with the eDAcard Number. The Authorized User ID will allow the Authorized Users access to the Licensed Materials on the eDAcard Web Site. Following

2

the authorized Users selection of Licensed Materials over the eDAcard Web Site, the applicable Fees will be deducted from the eDAcard Balance set forth on page 1 of this Attachment. Customer shall be provided with instructions on how to obtain an authorization key for the Licensed Materials. The ability of the Authorized Users to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials shall terminate on the earlier of: (i) the depletion of the eDAcard Balance; (ii) the Activation Period Expiry Date set forth on page 1 of this Attachment; (iii) termination of the Agreement pursuant to Section 5 thereof.

4.

eDAcard Balance: The Fee structure for Use of the Licensed Materials implementing the eDAcard licensing model are set forth on the Cadence eDAcard Datasheet available on the eDAcard Web Site. The Fees are based upon the one year time-based license (“TBL”) reference price. The Licensed Material price is then adjusted per the eDAcard rate table set forth in the eDAcard Datasheet based upon; (1) the type of Licensed Material licensed, and (2) the Term of Use. Finally, the applicable Customer discount is applied to arrive at the final Fee for the applicable Licensed Materials. The dollar value as set forth in the eDAcard Balance on page 1 of this Attachment represents the amount the Customer has allocated for selecting and Using Licensed Materials accessing the eDAcard Web Site. Upon selection of both the Licensed Materials and the Term of Use, the Fee shall be automatically calculated and debited from the remaining eDAcard Balance. Customer may continue to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials until the eDAcard Balance is depleted. Customer shall forfeit any remaining portion of the eDAcard Balance not utilized during the eDAcard Activation Period. The one year reference (TBL) price for Licensed Materials and/or the eDAcard rate table may be modified at any time by Cadence.

5.

General Terms: Customer is solely responsible for: (i) managing its Authorized User; and (ii) maintaining the security of all passwords, user IDs and access keys made available by Cadence. Customer acknowledges and agrees that any person who enters an Authorized User ID will be presumed by Cadence to be an Authorized User and have the power and authority to bind Customer to the terms of this Attachment and the Agreement. Cadence will not be under any obligation to verify the identity of any such person. Customer agreed that an order placed through the eDAcard Web Site is the equivalent of a signed Customer purchase order. Customer shall have the right to change, add, or delete Authorized Users upon prior written notice to Cadence. In no event are any licenses issued hereunder cancelable nor are any Fees payable hereunder refundable. Customer hereby waives any future challenge to the validity and enforceability of any order submitted via the eDAcard licensing model on the grounds that it was electronically transmitted and authorized. Customer is responsible for all costs and charges, including without limitation, phone charges and telecommunications equipment, incurred in order to use the eDAcard licensing model.

B.	MAINTENANCE SERVICES

Maintenance Services are provided by Cadence during the Term of Use.

C.	PAYMENT SCHEDULE

Customer shall remit payment for the Fees as set forth on the page 1 of this Attachment. Cadence shall provide an invoice approximately thirty (30) days prior to the scheduled payment date. Customer shall make payment to Cadence on or before the payment due date identified on page 1 of this Attachment. Notwithstanding the foregoing, in the event that the eDAcard Balance is depleted and the Term of Use for all Licensed Materials ends prior to the Activation Period Expiry Date, any remaining payments shall become due and payable immediately upon the expiration of the Term of Use for all Licensed Materials. Customer understands and agrees that the obligation to make payments hereunder is not contingent upon a purchase order being issued by Customer. If required by Cadence, the obligation to pay the Fees shall be additionally evidenced by an Installment Payment Agreement (“IPA”) executed by Customer.

D.	ELECTRONIC TRANSFER

3

Upon execution of the Electronic Transmission Agreement, all products under this Agreement will be shipped via electronic transfer per the terms and conditions of such Electronic transmission Agreement.

E.	WIDE AREA NETWORK

Subject to Section 13.2 (“Export”) of the Agreement between the parties hereto and payment of any applicable Fees, Customer is granted the right to allow its employees to remotely access the Licensed Materials through a wide area network (“WAN”). The Licensed Materials must be located on Designated Equipment within the same time zone (or Region(s) if Regional WAN rights are acquired) as such employees are located and must only be accessed by employees within such time zone or Region(s). Customer may select the following options for WAN rights at the time of acquiring the Licensed Materials under this Attachment: (1) “None (no WAN rights permitted), (2) “Local (WAN rights only permitted within the same time zone as the Designated Equipment, (3) “Region” (WAN rights only permitted within the specific Region selected), and (4) “Multi-Region” (WAN rights permitted in more than one Region as selected by Customer. Customer’s WAN selection is specified on page 1 of this Attachment. The Regions for such WAN rights are: (i) the Americas, (2) Europe and Middle East, (3) India, and (4) Asia and Australia (excluding Japan).

The parties hereby agree to the foregoing terms and conditions.

INPHI CORPORATION		CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Tim D. Semones	By:	/s/ Michael J. Williams
Name:	Tim D. Semones	Name:	Michael J. Williams
Title:	CFO	Title:	VP & Associate General Counsel
Date:	6/29/07	Date:	6/29/07

Please return originals to:

Cadence Design Systems, Inc.

Attn: Michael J. Williams

VP & Associate General Counsel

2655 Seely Avenue

San Jose, CA 95134

4

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

REDACTED MATERIAL IS MARKED WITH ASTERISKS (“***”).

Product Quotation

eDAcard

Attachment B to the Software License and Maintenance Agreement

               SLMA-071NPH0629 (“Agreement”)

eDAcard PLATINUM number:       TBD

        Quotation Number:   INPH1 101111 DEW

Quotation Expiration Date:   15-Dec-10

Inphi Corporation (“CUSTOMER”)	Inphi Corporation	CADENCE DESIGN SYSTEMS, INC.
Robb Johnson	Ship-To Address: 100%	2655 Seely Avenue
112 S. Lakeview Canyon Road, Suite 100	112 S. Lakeview Canyon Road, Suite 100	San Jose, California 95134
Westlake Village, CA 91362	Westlake Village, CA 91362

Attachment Effective Date:	15-Dec-10
Attachment Expiry Date:	16-Mar-12

eDAcard
eDAcard Activation Period:
Activation Period Effective Date:	15-Dec-10
Activation Period Expiry Date:	9-Mar-12
Termination Date:	16-Mar-12
eDAcard Balance:			$250,000
eDAcard Site(s):
Distribution of eDAcard Balance
The following authorized users & specific(s) will be issued eDAcard(s) as indicated below.
Robb Johnson – Westlake Village, CA 91362	$250,000	rjohnson@inphi-corp.com
eDAcard WAN Premium: ***% LOCAL; ***% REGION; *** MULTI-REGION eDAcard Discount Rate: ***%

Note: The Licensed Materials may be drawn down at their respective list price less a ***% discount except for the Licensed Materials listed in Addendum A.

    The Licensed Materials listed in Addendum A may be drawn down at their respective list price less the applicable discount set forth in Addendum A.

eDAcard PLATINUM number:	TBD
eDAcard Fees			$250,000

Payment Terms	Total

Total Fees Due	$250,000

Payment Schedule
Payment	Invoice Date	Due Date	Total Amount
1	***	***	$***
2	***	***	$***
3	***	***	$***
4	***	***	$***
Total [USD]			$***

  The parties hereby agree to the foregoing terms and conditions in addition to the terms and conditions attached hereto which are hereby incorporated by reference.

Cadence Design Systems Confidential	Product Quotation	12/7/2010 3:52 PM

Production Quotation

Terms and Conditions

For Floating Pool

eDAcard License Model

This Product Quotation Attachment (“Attachment”), which is appended to the Software License and Maintenance Agreement referenced on page 1 of this Attachment (“Agreement”), contains the terms and conditions for Customer’s Use of Licensed Materials based upon Cadence’s eDAcard Platinum licensing model. This Attachment is a Product Quotation as defined in the Agreement. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Attachment, the terms of the Agreement shall prevail.

A.	eDAcard LICENSING MODEL

1.

Availability of Licensed Materials: Cadence’s eDAcard licensing model establishes a mechanism whereby Customer may access, select and Use Licensed Materials through Cadence’s web site (“eDAcard Web Site”) during the eDAcard activation period. The activation period is defined as beginning on the Activation Period Effective Date and ending on the Activation Period Expiry Date (“eDAcard Activation Period”) as set forth on page 1 of this Attachment. Use of the Licensed Materials will be pursuant to the terms and conditions of the Agreement and this Attachment. A list of the available Licensed Materials can be viewed on the eDAcard Web Site. The Term of Use for licenses for the Licensed Materials, which includes Maintenance Services, can be selected for a pre-determined duration (i.e. weekly, monthly, quarterly, yearly or any combination thereof). In no event, however, shall the Term of Use for any Licensed Materials licensed during the eDAcard Activation Period extend beyond the Attachment Expiry Date.

2.	Licensed Materials: Customer shall only Use Licensed Materials available through the eDAcard Web Site.

3.

Accessibility of Licensed Materials: Within the later of five (5) days after: (i) the Activation Period Effective Date or, (ii) execution of this Attachment by Cadence. Cadence shall activate and forward an eDAcard number (“eDAcard number”) to those Customer employees who will be allowed to access the eDAcard Web Site (“Authorized Users”). Upon account activation, the Authorized Users will be issued individual login names and passwords (“Authorized User 1D”) to be used in conjunction with the eDAcard Number. The Authorized User ID will allow the Authorized Users access to the Licensed Materials on the eDAcard Web Site. Following the Authorized Users selection of Licensed Materials over the eDAcard Web Site, the applicable Fees will be deducted from the eDAcard Balance set forth on page I of this Attachment. Customer shall be provided with instructions on how to obtain an authorization key for the Licensed Materials. The ability of the Authorized Users to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials shall terminate on the earlier of: (i) the depletion of the eDAcard Balance; (ii) the Activation Period Expiry Date set forth on page 1 of this Attachment; or (iii) termination of the Agreement pursuant to Section 5 (Term and Termination) thereof.

4.

eDAcard Balance: The Fee structure for Use of the Licensed Materials implementing the eDAcard licensing model is set forth on the Cadence eDAcard Datasheet available on the eDAcard Web Site. The Fees are based upon the one year time-based license (“TBL”) reference price. The Licensed Materials price is then adjusted per the eDAcard rate table set forth in the eDAcard Datasheet based upon: (1) the type of Licensed Materials licensed plus any applicable regional list price adjustments, and (2) the Term of Use. Finally, the applicable Customer discount is applied to arrive at the final Fee for the applicable Licensed Materials. The dollar value as set forth in the eDAcard Balance on page I of this Attachment represents the amount the Customer has allocated for selecting and Using Licensed Materials accessing the eDAcard Web Site. Upon selection of both the Licensed Materials and the Term of Use, the Fee shall be automatically calculated and debited from the remaining eDAcard Balance. Customer may continue to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials until the eDAcard Balance is depleted. Customer shall forfeit any remaining portion of the eDAcard Balance not utilized during the eDAcard Activation Period. The TBL price for Licensed Materials and/or the eDAcard rate table may be modified at any time by Cadence.

Product Quotation eDAcard Platinum (SLMA) 3-22-10	2

5.

General Terms: Customer is solely responsible for: (i) managing its Authorized Users; and (ii) maintaining the security of all passwords, user IDs and access keys made available by Cadence. Customer acknowledges and agrees that any person who enters an Authorized User ID will be presumed by Cadence to be an Authorized User and have the power and authority to bind Customer to the terms of this Attachment and the Agreement. Cadence will not be under any obligation to verify the identity of any such person. Customer agrees that an order placed through the eDAcard Web Site is the equivalent of a signed purchase order. Customer shall have the right to change, add, or delete Authorized Users upon prior written notice to Cadence. In no event are any licenses issued hereunder cancelable nor are any Fees payable hereunder refundable. Customer hereby waives any future challenge to the validity and enforceability of any order submitted via the eDAcard licensing model on the grounds that it was electronically transmitted and authorized. Customer is responsible for all costs and charges, including without limitation, phone charges and telecommunications equipment, incurred in order to use the eDAcard licensing model.

B.	MAINTENANCE SERVICES

Maintenance Services are provided by Cadence during the Term of Use.

C.	PAYMENT SCHEDULE

Customer shall remit payment for the Fees in accordance with the schedule set forth on page 1 of this Attachment. Notwithstanding the foregoing, in the event that the eDAcard Balance is depleted and the Term of Use for all Licensed Materials ends prior to the Activation Period Expiry Date, any remaining payments shall become due and payable immediately upon the expiration of the Term of Use for all Licensed Materials. Customer understands and agrees that the obligation to make payments hereunder is not contingent upon a purchase order being issued by Customer. If required by Cadence, the obligation to pay the Fees shall be additionally evidenced by an Installment Payment Agreement (“IPA”) executed by Customer.

D.	WIDE AREA NETWORK

Subject to Section 13.2 (Export) of the Agreement and payment of any applicable Fees, Customer is granted the right to allow its employees to remotely access the Licensed Materials through a wide area network (“WAN”). Customer may select the following options for WAN rights at the time of acquiring the Licensed Materials under this Attachment: (I) “None” (no WAN rights permitted), (2) “Local” (WAN rights only permitted within the same time zone as the Designated Equipment, or if outside the Americas, within the same country), (3) “Region” (WAN rights only permitted within the specific Region selected with access through Designated Equipment in the Region). and (4) “Multi-Region” (WAN rights permitted in more than one Region as selected by Customer). Customer’s WAN selection will be determined at time of selection of the Licensed Materials. The available Regions for such Multi-Region WAN rights are: (1) the Americas, (2) Europe and Middle East, (3) India, and (4) Australia and Asia (excluding Japan).

The parties hereby agree to the foregoing terms and conditions.

CUSTOMER: INPHI CORPORATION	CADENCE DESIGN SYSTEMS, INC.

By:	/s/ John S. Edmunds	By:

Name:	John S. Edmunds	Name:	Gabrielle L. Walker

Title:	CFO	Title:	Associate General Counsel

Date:	12/10/10	Date:

Please return originals to:

Cadence Design Systems, Inc.

Attn: Gabrielle L. Walker

Associate General Counsel

2655 Seely Avenue

San Jose, CA 95134

Product Quotation eDAcard Platinum (SLMA) 3-22-10	3

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

REDACTED MATERIAL IS MARKED WITH ASTERISKS (“***”).

Addendum A To Attachment B

to the Software License and Maintenance Agreement SLMA-071NPHO629

3rd Party & Exception Product(s)	Discount(s)
72010; RET MaskWeaver Base Level	***%
72011: RET Scatter Bar OPC	***%
72014; RET Model-based OPC	***%
72015; RET ModelTuner	***%
72017; RET MaskWeaver MultiThreading	***%
72018; RET MaskWeaver Distributed Processing ModelServer Pack	***%
72019; RET CPL Gate Mask Synthesis	***%
72020; Virtuoso Phase Designer	***%
72021; RET DDL Gate Mask Synthesis	***%
72023; Virtuoso RET Analyser (VRA)	***%
72024; RET MaskWeaver Hitachi 700 Fracture Option	***%
72025; RET MaskWeaver Hitachi HL-800 Fracture Option	***%
72026; RET MaskWeaver Hitachi HL-950 Fracture Option	***%
72027; RET MaskWeaver VSB1 1 Fracture Option	***%
72030; RET LithoCruiser with GUI Option	***%
72031; RET LithoCruiser without GUI Option	***%
72032; RET LithoCruiser AutoRuleOPC	***%
72034; Virtuoso RET Designer (VRD)	***%
72035; Virtuoso RET Designer -DP (VRD-DP)	***%
72036; Virtuoso RET Verifier	***%
72037; Virtuoso RET Verifier DP (VRV DP)	***%
72039; Virtuoso(R) RET Imager	***%
CPS100; Cadence InCyte Chip Estimator L	***%
CPS200; Cadence InCyte Chip Estimator XL	***%
CPS200UG1; Upgrade from Cadence InCyte Chip Estimator L to XL	***%
PA1220; Allegro(R) Design Publisher - XL	***%
PA8210; Allegro FPGA System Planner - L	***%
PA8215; Allegro FPGA System Planner Two FPGA Option - L	***%
PA8610; Allegro FPGA System Planner - XL	***%
PA8610UG1; Upgrade from PA8210 to PA8610	***%
PA8610UG2; Upgrade from PA8210 + PA8215 to PA8610	***%
PA8630; Allegro FPGA System Planner - GXL	***%
PA8630UG1; Upgrade from PA8610 to PA8630	***%

Inphi Corporation

Initials:   JSE

1 of 1

CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

REDACTED MATERIAL IS MARKED WITH ASTERISKS (“***”).

Product Quotation

eDAcard

Attachment C to the Software License and Maintenance Agreement

SLMA-071NPH0629 (“Agreement”)

eDAcard PLATINUM number: TBD

Quotation number: INPH1_101111_DEW

Quotation Expiration Date: 31-Dec-10

Inphi Corporation (“CUSTOMER”) Robb Johnson 112 S. Lakeview Canyon Road. Suite 100 Westlake Village, CA91362	Inphi Corporation Ship-To Address: 79% 112 S. Lakeview Canyon Road. Suite 100 Westlake Village, CA91362	Inphi Corporation Bill-To Address: 112 S. Lakeview Canyon Road. Suite 100 Westlake Village, CA91362	Cadence Design Systems, Inc. 2655 Seely Avenue San Jose, CA 94234

Attachment Effective Date: 30-June-11

Attachment Expiry Date: 29-Dec-13

eDAcard PLATINUM
eDAcard Activation Period:
Activation Period Effective Date 30-Jun-11
Activation Period Expiry date: 22-Dec-13
Termination Date: 29-Dec-13	$5,000,000
eDAcard Balance:
eDAcard Site(s):
Distribution of eDAcard Balance:
The following authorized users & specific site(s) will be issued eDAcard(s) as indicated below:
Robb Johnson – Wesstlake Village, CA 91362 $5,000,000 rjohnson@inphi-corp.com

Note:

eDAcard WAN Premium ***% LOCAL:***% REGION, ***% MULTI-REGION

eDAcard Discount Rate: ***%

The Licensed Materials may be drawn down at their respective list price less ***% discount except for the Licensed Materials listed in Addendum A.

The Licensed Materials Listed in Addendum A may be drawn down at their respective list price less the applicable discount set forth in Addendum A.

eDAcard PLATINUM number TBD eDAcard Fees	$5,000,000

Payment Terms	Total
Total Fees Due	$5,000,000

Payment Schedule

Payment	Invoice Date	Due Date	Total Amount
1	***	***	$***
2	***	***	$***
3	***	***	$***
4	***	***	$***
5	***	***	$***
6	***	***	$***
7	***	***	$***
8	***	***	$***
9	***	***	$***
10	***	***	$***
Total [USD]			$***

Additional Ship-To addresses provided by CUSTOMER with estimated percentage expected Use:

3945 Freedom Circle Suite 11D, Santa Clara, CA 95054     21%

The parties hereby agree to the foregoing terms and conditions In addition to the terms and conditions attached hereto which are hereby incorporated by reference.	Inphi Corporation Initials: JSE

Cadence Design Systems Confidential	Product Quotation	12/23/2010 9:17 AM

Product Quotation

Terms and Conditions

For Floating Pool

eDAcard License Model

This Product Quotation Attachment (“Attachment”), which is appended to the Software License and Maintenance Agreement referenced on page 1 of this Attachment (“Agreement”), contains the terms and conditions for Customer’s Use of Licensed Materials based upon Cadence’s eDAcard Platinum licensing model. This Attachment is a Product Quotation as defined in the Agreement. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Attachment, the terms of the Agreement shall prevail.

A.	eDAcard LICENSING MODEL

1.

Availability of Licensed Materials: Cadence’s eDAcard licensing model establishes a mechanism whereby Customer may access, select and Use Licensed Materials through Cadence’s web site (“eDAcard Web Site”) during the eDAcard activation period. The activation period is defined as beginning on the Activation Period Effective Date and ending on the Activation Period Expiry Date (“eDAcard Activation Period”) as set forth on page 1 of this Attachment. Use of the Licensed Materials will be pursuant to the terms and conditions of the Agreement and this Attachment. A list of the available Licensed Materials can be viewed on the eDAcard Web Site. The Term of Use for licenses for the Licensed Materials, which includes Maintenance Services, can be selected for a pre-determined duration (i.e. weekly, monthly, quarterly, yearly or any combination thereof). In no event, however, shall the Term of Use for any Licensed Materials licensed during the eDAcard Activation Period extend beyond the Attachment Expiry Date.

2.	Licensed Materials: Customer shall only Use Licensed Materials available through the eDAcard Web Site.

3.

Accessibility of Licensed Materials: Within the later of five (5) days after: (i) the Activation Period Effective Date or, (ii) execution of this Attachment by Cadence, Cadence shall activate and forward an eDAcard number (“eDAcard number”) to those Customer employees who will be allowed to access the eDAcard Web Site (“Authorized Users”). Upon account activation, the Authorized Users will be issued individual login names and passwords (“Authorized User ID”) to be used in conjunction with the eDAcard Number. The Authorized User ID will allow the Authorized Users access to the Licensed Materials on the eDAcard Web Site. Following the Authorized Users selection of Licensed Materials over the eDAcard Web Site, the applicable Fees will be deducted from the eDAcard Balance set forth on page 1 of this Attachment. Customer shall be provided with instructions on how to obtain an authorization key for the Licensed Materials. The ability of the Authorized Users to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials shall terminate on the earlier of: (i) the depletion of the eDAcard Balance; (ii) the Activation Period Expiry Date set forth on page 1 of this Attachment; or (iii) termination of the Agreement pursuant to Section 5 (Term and Termination) thereof.

4.

eDAcard Balance: The Fee structure for Use of the Licensed Materials implementing the eDAcard licensing model is set forth on the Cadence eDAcard Datasheet available on the eDAcard Web Site. The Fees are based upon the one year time-based license (“TBL”) reference price, The Licensed Materials price is then adjusted per the eDAcard rate table set forth in the eDAcard Datasheet based upon: (1) the type of Licensed Materials licensed plus any applicable regional list price adjustments, and (2) the Term of Use. Finally, the applicable Customer discount is applied to arrive at the final Fee for the applicable Licensed Materials. The dollar value as set forth in the eDAcard Balance on page 1 of this Attachment represents the amount the Customer has allocated for selecting and Using Licensed Materials accessing the eDAcard Web Site. Upon selection of both the Licensed Materials and the Term of Use, the Fee shall be automatically calculated and debited from the remaining eDAcard Balance. Customer may continue to access the eDAcard Web Site for the purpose of selecting additional Licensed Materials until the eDAcard Balance is depleted. Customer shall forfeit any remaining portion of the eDAcard Balance not utilized during the eDAcard Activation Period. The TBL price for Licensed Materials and/or the eDAcard rate table may be modified at any time by Cadence.

5.

General Terms: Customer is solely responsible for: (i) managing its Authorized Users; and (ii) maintaining the security of all passwords, user IDs and access keys made available by Cadence. Customer acknowledges and

Product Quotation eDAcard Platinum (SLMA) 3-22-10-MA	17

agrees that any person who enters an Authorized User ID will be presumed by Cadence to be an Authorized User and have the power and authority to bind Customer to the terms of this Attachment and the Agreement. Cadence will not be under any obligation to verify the identity of any such person. Customer agrees that an order placed through the eDAcard Web Site is the equivalent of a signed purchase order. Customer shall have the right to change, add, or delete Authorized Users upon prior written notice to Cadence. In no event are any licenses issued hereunder cancelable nor are any Fees payable hereunder refundable. Customer hereby waives any future challenge to the validity and enforceability of any order submitted via the eDAcard licensing model on the grounds that it was electronically transmitted and authorized. Customer is responsible for all costs and charges, including without limitation, phone charges and telecommunications equipment, incurred in order to use the eDAcard licensing model.

B.	MAINTENANCE SERVICES

Maintenance Services are provided by Cadence during the Term of Use.

C.	PAYMENT SCHEDULE

Customer shall remit payment for the Fees in accordance with the schedule set forth on page 1 of this Attachment. Notwithstanding the foregoing, in the event that the eDAcard Balance is depleted and the Term of Use for all Licensed Materials ends prior to the Activation Period Expiry Date, any remaining payments shall become due and payable immediately upon the expiration of the Term of Use for all licensed Materials. Customer understands and agrees that the obligation to make payments hereunder is not contingent upon a purchase order being issued by Customer. If required by Cadence, the obligation to pay the Fees shall be additionally evidenced by an Installment Payment Agreement (“IPA”) executed by Customer.

D.	WIDE AREA NETWORK

Subject to Section 13.2 (Export) of the Agreement and payment of any applicable Fees, Customer is granted the right to allow its employees to remotely access the Licensed Materials through a wide area network (“WAN”). Customer may select the following options for WAN rights at the time of acquiring the Licensed Materials under this Attachment: (1) “None” (no WAN rights permitted), (2) “Local” (WAN rights only permitted within the same time zone as the Designated Equipment, or if outside the Americas, within the same country), (3) “Region” (WAN rights only permitted within the specific Region selected with access through Designated Equipment in the Region), and (4) “Multi-Region” (WAN rights permitted in more than one Region as selected by Customer). Customer’s WAN selection will be determined at time of selection of the Licensed Materials. The available Regions for such Multi-Region WAN rights are: (1) the Americas, (2) Europe and Middle East, (3) India, and (4) Australia and Asia (excluding Japan).

The parties hereby agree to the foregoing terms and conditions.

CUSTOMER: Inphi Corporation	CADENCE DESIGN SYSTEMS, INC.

By:	/s/ John S. Edmunds	By:

Name:	John S. Edmunds	Name:	Gabrielle L. Walker

Title:	CFO	Title:	Associate General Counsel

Date:	12/22/10	Date:

Product Quotation eDAcard Platinum (SLMA) 3-22-10-MA	18

Cadence Design Systems (Ireland) Ltd.
Block P3, East Point Business Park,
Fairview, Dublin 3, Ireland

By:

Name:

Title:

Date:

Please return originals to:

Cadence Design Systems, Inc.

Attn: Gabrielle L. Walker

Associate General Counsel

2655 Seely Avenue

San Jose, CA 95134

Product Quotation eDAcard Platinum (SLMA) 3-22-10-MA	19